Equitable Life Financial Insurance Company

Equitable Life Financial Insurance Company of America

Supplement dated January 11, 2023 to the current prospectuses for:

•	Investment Edge 15.0
•	Investment Edge 21.0

This Supplement updates certain information in the Appendix listing available Portfolio Companies in the most recent prospectuses, initial summary prospectuses and updating summary prospectuses for variable annuity contracts and in any supplements to those prospectuses, initial summary prospectuses and updating summary prospectuses (collectively, the “prospectus”). You should read this Supplement in conjunction with your prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your prospectus.

NOTICE OF LIQUIDATION

The Company has been informed that the JPMorgan Insurance Trust Global Allocation Portfolio and JPMorgan Insurance Trust Income Builder Portfolio (each the “Portfolio”, and together, the “Portfolios”) will be liquidated at the close of business on or about April 25, 2023 (the “Liquidation Date”). The JPMorgan Insurance Trust Global Allocation and JPMorgan Insurance Trust Income Builder variable investment options (each the “Investment Option”, and together, the “Investment Options”), currently available in your contract, invest in the Portfolios. Consequently, we will close the Investment Options as of the Liquidation Date.

Prior to the Liquidation Date, you may transfer any account value allocated to the Investment Options to another investment option. This transfer will not count against the number of free transfers permitted annually. If you still have account value allocated to the Investment Options on the Liquidation Date, shares of the Portfolios held for you in the Investment Options will be exchanged for shares of the EQ/Money Market Portfolio (the “Money Market Portfolio”), of equal value, on the Liquidation Date, and held in the EQ/Money Market variable investment option (the “Money Market Investment Option”). Any current allocation instructions for the Investment Options will be replaced with the Money Market Investment Option.

The Money Market Portfolio prospectus contains information about its objectives, investment strategies, risks, fees, and expenses. Please read it carefully before investing. You may contact us to obtain another copy of the Money Market Portfolio prospectus.

As mentioned above, if you would like to make a transfer directly from the Investment Options into one or more of the other investment options, we must receive instructions from you prior to the Liquidation Date. We have enclosed a One-Time Transfer and Investment Option Selection form in case you prefer to transfer your account value in the investment options or provide us with new allocation instructions prior to the Liquidation Date. You can also make transfers and/or amend allocation instructions via your Equitable Client portal account by visiting our website at: www.equitable.com.

AR-IE-15-21
IM-1-23 (1/23)	Catalog No.800013 (1.23)